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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               December 30, 1994


                              NORWEST CORPORATION
                              -------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   1-2979                 41-0449260
- ----------------------------      ------------          -------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)


             Norwest Center
          Sixth and Marquette
         Minneapolis, Minnesota                             55479-1026
         ----------------------                             ----------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code:  612-667-1234
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

3. Certificate of Designations of Powers, Preferences, and Rights relating to the Registrant's Cumulative Tracking Preferred Stock.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST CORPORATION
                                       (Registrant)

Dated:  January 9, 1995                By: /s/ Laurel A. Holschuh
                                           -----------------------------------
                                           Laurel A. Holschuh
                                           Senior Vice President and Secretary

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